SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2004

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	1-16463 (Commission File Number)	13-4004153 (I.R.S. Employer Identification No.)
incorporation or organization)

701 Market Street, St. Louis, Missouri (Address of principal executive offices)		63101 (Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

See the Exhibit Index at page 4 of this report.

Item 9. Regulation FD Disclosure.

The information in this report is being furnished under Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 15, 2004, Peabody Energy Corporation (“Peabody”) issued a press release setting forth Peabody’s second quarter 2004 earnings, and providing guidance on Peabody’s third quarter and full year 2004 forecasted results. A copy of Peabody’s press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date:	July 19, 2004	/s/ RICHARD A. NAVARRE Richard A. Navarre Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit
No.	Description of Exhibit
99.1	Press release of Peabody Energy Corporation dated July 15, 2004.

4